UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-24059

Carlyle AlpInvest Private Markets Secondaries Fund
(Exact Name of Registrant as Specified In Its Charter)

One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Address of principal executive offices) (Zip Code)

Cameron Fairall
AlpInvest Private Equity Investment Management, LLC
One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Name and address of agent for service)
Copy to:
Michael G. Doherty
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Gregory C. Davis
Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111

Registrant’s telephone number, including area code: (646) 735-4293
Date of fiscal year end: March 31
Date of reporting period: March 31, 2026

Explanatory Note: The Registrant has amended and restated the section of the report to shareholders for the period ended March
31, 2026, responsive to Item 11 of Form N-CSR to correct an inadvertent administrative error. No other changes were made to this report.

Item 1.	Reports to Shareholders.

CARLYLE ALPINVEST

ANNUAL REPORT

Carlyle AlpInvest Private Markets Secondaries Fund (CAPS)

MARCH 31, 2026

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
SHAREHOLDER LETTER
Overview
The Carlyle AlpInvest Private Markets Secondaries Fund ("CAPS" or the "Fund") seeks to provide the wealth management channel diversified, immediate, and continuous access to what we believe are best-in-class secondaries.
CAPS opportunistically allocates its assets across a global portfolio of private markets investments, leveraging the
$107 billion Carlyle AlpInvest platform, and is expected to generally invest alongside the firm's institutional commingled funds.
Performance of the Fund
CAPS Class I share has generated a total net return of 5.60% (as of March 31, 2026) since its inception in November
2025. The Fund’s performance since inception has been driven by appreciation across its underlying investment strategy, including operational value creation in GP-centered secondaries and capturing discounts in certain secondary LP portfolio transactions.
Investment Environment and Portfolio Development
The secondaries market continues to present a compelling opportunity set. Years of muted distributions have left many limited partners seeking liquidity, driving robust deal flow at attractive entry points. At the same time, GP-led transactions have matured into a mainstream liquidity tool, with high-quality managers increasingly using continuation vehicles to retain their best assets. While broader market uncertainty has introduced caution in some corners of private equity, we view the current environment as one that rewards disciplined and relationship-driven buyers.
CAPS’ investment strategy has focused on asset and GP quality combined with uncompromising standards around
GP alignment. We focus on acquiring fund interests and assets managed by notable and high-potential GPs that have strong track records of value creation for their investors, and a bias for services businesses. A key reason for this emphasis has been the resiliency of such managers and companies in previous market cycles. We have also prioritized the middle market, given its comparatively lower reliance on financial leverage and the IPO market for exit. With market dynamics expected to remain similar in the foreseeable future, we anticipate our approach to remain consistent in the coming quarters.
CAPS' portfolio has developed in line with our portfolio construction objectives. As of March 31, 2026, the Fund comprised 19 transactions spanning more than 70 private equity managers and over 950 underlying portfolio companies, with diversification across fund vintages, geographies, industries, and deal sizes. Approximately 65% of the portfolio is weighted to the U.S. market with a core focus on middle-market buyout transactions. The portfolio is further diversified across transaction type, with allocations of 50% to secondary LP transactions, 25% to GP-
centered single-asset transactions, and 25% to GP-centered multi-asset transactions.
Looking forward, we will continue to leverage the investment expertise across the Carlyle AlpInvest platform to build a portfolio with the potential to achieve robust returns. We will continue to maintain a rigorous and disciplined investment approach focused on what we consider to be high-quality GPs and assets across secondaries.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
FUND PERFORMANCE
Performance of a $25,000 Investment
This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares, made at inception, with similar investments in the MSCI World Index. The Fund’s Class I shares results include reinvestment of all dividends and capital gains. The MSCI World Index does not reflect expenses, fees, or sales charges, which would reduce index performance.
The MSCI World Index represents large and mid-cap equity performance across ~23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The index is unmanaged and is not available for investment. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
Returns for the periods ended March 31, 2026 were as follows:

	Average Annual Total Returns
	1 Year	Since Inception*
Class I	NA	6.60%
MSCI World Index	NA	(5.80)%
*  Commencement of operations for the Fund was November 3, 2025, following the reorganization of AlpInvest
Seed Fund II, L.P. with and into the Fund.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S.
generally accepted accounting principles. Past performance is not an indication of future results.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLPTel: +1 212 773 3000
One Manhattan Westey.com
New York, NY 10001
Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Carlyle AlpInvest Private Markets Secondaries Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Carlyle AlpInvest Private
Markets Secondaries Fund (the “Fund”), including the consolidated schedule of investments, as of March 31,
2026, and the related consolidated statements of operations, cash flows and changes in net assets, and the consolidated financial highlights, for the period from November 3, 2025 (Commencement of Operations) to
March 31, 2026, and the related notes (collectively referred to as the “financial statements”).
In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2026, and the consolidated results of its operations,  its cash flows, the consolidated changes in its net assets, and its consolidated financial highlights, for the period from November 3, 2025
(Commencement of Operations) to March 31, 2026, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2026, by correspondence with custodians, third-party managers, management of the underlying funds, as applicable;
when replies were not received from the custodians, third-party managers, and management of the underlying funds, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more of AlpInvest Private Equity Investment Management, LLC investment companies since 2022.
New York, NY
May 30, 2026

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026

Private Equity Investments (69.1%)	Footnotes	Acquisition Date	Cost Value	Fair Value (1)
Secondary Investments (69.1%)	(2)(6)(7)
Europe (24.3%)
Alto Capital V	(3)	12/31/2025	$1,666,844	$2,294,923
Apheon Special Opportunities Fund SCA	(4)	12/31/2025	2,630,969	2,576,958
Apheon MidCap Buyout IV, SCSp	(3)	12/31/2025	11,248,038	16,977,615
Apheon MidCap Buyout VI SCSp	(4)	12/31/2025	100	—
Apheon Opseo Long Term Value Fund SCSp	(3)	12/31/2025	3,871,230	8,551,695
Apheon Svt Long Term Value Fund SCSp	(3)	12/31/2025	5,722,641	8,984,332
Backed 1, L.P.	(4)	12/31/2025	1,766,355	4,089,353
Backed 2, L.P.	(4)	12/31/2025	1,065,856	1,966,705
Bain Capital Tremont Holdings, L.P.	(3)	3/10/2026	5,507,836	5,332,795
Bregal Unternehmerkapital IV-B SCSp	(4)	12/31/2025	1,283,852	1,420,932
CVC Capital Partners VIII (A) L.P.	(5)	3/31/2026	13,557,988	15,935,022
E.C.B. (Bastille) SCA	(3)	12/31/2025	1,251,519	1,142,106
ECI 12 Special Purpose, L.P.	(3)	9/30/2025	14,559,031	15,247,163
Elysium Acquisition, L.P.	(3)	9/30/2025	10,237,194	12,410,335
Epiris Fund III (B), L.P.	(4)	12/31/2025	2,258,768	3,777,738
Hg Saturn 4 B, L.P.	(3)	12/31/2025	34,426	15,523
KKR Azur Co-lnvest, L.P.	(3)	12/31/2025	4,807,220	3,931,894
KKR Rainbow Co-lnvest (Asset), L.P.	(3)	12/31/2025	3,453,319	5,140,708
KKR Sigma Co-lnvest II, L.P.	(3)	12/31/2025	7,927,331	9,848,103
Merieux Participations 2 SAS	(3)	12/31/2025	1,168,842	1,572,526
Merieux Participations SAS	(3)	12/31/2025	68,119	91,087
Portage Capital Solutions International Fund I, L.P.	(4)	12/31/2025	1,412,207	1,983,903
PrimeStone Capital Fund ICAV	(3)	12/31/2025	394,732	556,746
Providence Strategic Growth Europe, L.P.	(4)	9/30/2025	1,993,492	1,866,165
PSG Europe II, L.P.	(4)	9/30/2025	1,305,817	1,321,285
Sagard 3 FPCI	(3)	12/31/2025	7,061,965	6,764,275
Sagard 4A FPCI and Sagard 4B FIPS (A Shares)	(4)	12/31/2025	15,803,490	11,702,238
Sagard II-A FPCI and Sagard II-B FPCI	(3)	12/31/2025	284,423	316,171
Sagard NewGen FPCI	(3)	12/31/2025	2,910,533	2,677,713
Sagard NewGen Pharma FPCI	(3)	12/31/2025	1,023,790	805,198
Sagard Testing FPCI	(4)	12/31/2025	5,834,939	4,771,721
Total Europe			$132,112,866	$154,072,928
North America (44.8%)
Apollo Overseas Partners (Delaware 892) IX, L.P.	(5)	3/31/2026	$12,309,824	$14,351,292
Audax Private Equity Beacon CF	(3)	9/30/2025	17,905,961	22,377,355
Bain Capital Beacon Holdings, L.P.	(3)	9/30/2025	33,204,292	31,250,697

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026

Private Equity Investments (69.1%)	Footnotes	Acquisition Date	Cost Value	Fair Value (1)
C2 Capital Global Export-To-China Fund, L.P.	(4)	12/31/2025	5,058,209	10,325,168
CF24XB SCSp	(3)	9/30/2025	11,796,244	11,162,023
Churchill Secondary Partners II, L.P.	(3)	9/30/2025	5,846,339	5,808,301
Churchill Secondary Partners III, L.P.	(4)	3/31/2026	10,726,569	12,180,833
Court Square Capital Partners IV-A, L.P.	(5)	3/31/2026	13,329,997	16,605,004
Court Square Capital Partners V, L.P.	(5)	3/31/2026	—	—
EAG Holdings, L.P.	(5)	3/14/2026	—	693,805
GA Continuity Fund II, L.P.	(3)	9/30/2025	6,014,437	5,675,022
Glow Mint Mit 2 Pty, Ltd.	(5)	3/14/2026	—	797,694
Green Equity Investors Side VII, L.P.	(4)	3/31/2026	13,979,807	14,865,544
Green Equity Investors Side X, L.P.	(5)	3/31/2026	—	—
Hellman & Friedman Capital Partners IX (Parallel), L.P.	(5)	3/31/2026	6,595,777	7,040,809
Hidden Harbor Capital Partners Continuation Fund, L.P.	(3)	9/30/2025	15,162,905	14,714,130
LEP Red Rock Fund, L.P.	(3)	10/8/2025	10,337,062	11,841,033
LM Simba CV Feeder	(3)	1/7/2026	15,627,437	18,411,468
Madison Dearborn Capital Partners IX-C, L.P.	(3)	10/8/2025	133,138	116,249
Madison Dearborn Capital Partners VIII-C, L.P.	(3)	9/30/2025	1,656,948	1,667,790
OEP Jupiter, L.P.	(5)	3/10/2026	14,752,715	20,260,600
One Equity Partners IX-B SCSp	(4)	12/31/2025	4,081,849	4,562,491
Peak Rock Capital Fund IV-C NUS	(4)	12/31/2025	467,260	566,800
Providence Strategic Growth II, L.P.	(4)	9/30/2025	878,370	678,328
Providence Strategic Growth III, L.P.	(4)	9/30/2025	1,831,336	1,576,089
Providence Strategic Growth IV, L.P.	(4)	9/30/2025	2,674,591	2,343,433
Providence Strategic Growth, L.P.	(4)	9/30/2025	183,677	141,932
PSG Fidelity Co-Invest, L.P.	(4)	9/30/2025	1,105,243	1,116,789
PSG LM Sequel, L.P.	(4)	10/3/2025	190,982	237,716
PSG LM Sequel, L.P.	(4)	10/3/2025	101,078	128,507
PSG V, L.P.	(4)	9/30/2025	2,674,527	2,391,896
PSG VI, L.P.	(4)	9/30/2025	349,641	366,753
Stone Point CV, L.P.	(3)	10/13/2025	24,182,881	23,912,919
The Resolute III Continuation Fund, L.P.	(3)	9/30/2025	37,180,085	33,953,832
Thomas H. Lee Parallel Fund VIII, L.P.	(5)	3/31/2026	1,691,869	2,062,497
Warburg Pincus Capital Solutions Founders Fund, L.P.	(4)	12/31/2025	1,079,942	1,699,327
Total North America			$273,110,992	$295,884,126
Total Secondary Investments			$405,223,858	$449,957,054
Total Private Equity Investments			$405,223,858	$449,957,054
Total Investments (69.1%)			$405,223,858	$449,957,054
Cash Equivalents (38.6%)
North America (38.6%)

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026

Private Equity Investments (69.1%)	Footnotes	Acquisition Date	Cost Value	Fair Value (1)
UMB Money Market II Special (3.4%)	(3)(4)(5)		$248,512,996	$248,512,996
Total Cash Equivalents			$248,512,996	$248,512,996
Total Investments and Cash Equivalents (107.7%)			$653,736,854	$698,470,050
Other Assets and Liabilities, Net (-7.7%)				$(49,976,818)
Net Assets (100.0%)				$648,493,232
Investment Abbreviations:
(1) The Fair Value of the Secondary Investments is determined using the net asset value of the respective underlying funds as a practical expedient in accordance with ASC Topic 820, Fair Value Measurement.
Please see Notes to Consolidated Financial Statements for further details regarding the valuation policy of the Fund.
(2)  Secondary Investments are portfolios of assets acquired on the secondary market.
(3)  Investments held in AlpInvest Seed Fund II L.P.
(4)  Investments held in AlpInvest CAPS Blocker LLC.
(5)  Investments held in AlpInvest CAPS Holdings, LLC.
(6)  Investment does not issue shares.
(7)  Non-income producing security.
(8)  Private Equity Investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of March 31, 2026 was
$449,957,054, or 69.1% of net assets.
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026

SUMMARY OF INVESTMENTS BY STRATEGY (AS A PERCENTAGE OF TOTAL INVESTMENTS)
Secondary Investments	100.00%
Primary Investments	—%
Total Investments	100.0%
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

ASSETS:	March 31, 2026
Investments, at fair value (cost $405,223,858)	$449,957,054
Cash and cash equivalents	248,512,996
Cash denominated in foreign currency (cost $1,238,161)	1,238,161
Receivable for investments sold	3,984
Interest receivable	960,505
Deferred offering cost	372,835
Deferred purchase price - interest	2,253,784
Prepaid expenses and other assets	211,909
Total assets	703,511,228
LIABILITIES:
Payable for investments purchased	$48,270,358
Deferred tax liability	2,159,196
Incentive fee payable	1,867,886
Management fee payable	1,057,595
Legal fees payable	315,000
Audit fees payable	85,500
Fund accounting and administration fees payable	95,647
Due to investment adviser	629,480
Other payables and accrued expenses	537,334
Total liabilities	$55,017,996
Commitment and Contingencies (See Note 10)
Net Assets Attributable to Common Shareholders	$648,493,232

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$612,193,567
Total distributable earnings	36,299,665
Net Assets Attributable to Common Shareholders	$648,493,232

NET ASSET VALUE PER SHARE
Class I
Net Assets	$473,189,478
Shares of Beneficial Interest	44,387,385
Net Asset Value per share of Beneficial Interest	$10.66

NET ASSET VALUE PER SHARE
Class U
Net Assets	$175,303,754
Shares of Beneficial Interest	16,499,146
Net Asset Value per share of Beneficial Interest	$10.63
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
CONSOLIDATED STATEMENT OF OPERATIONS

INVESTMENT INCOME:	For the period from November 3, 2025 (Commencement of Operations) to March 31, 2026
Interest income	$3,781,192
Total Investment Income	$3,781,192

EXPENSES:
Incentive fees	$4,863,693
Management fees	3,063,745
Organizational expense	790,178
Interest expense	737,602
Legal fees	340,000
Audit fees	205,500
Distribution fees	465,088
Offering costs	267,537
Fund accounting and administration fees	215,867
Insurance expense	102,114
Transfer agent fees	68,821
Trustees' fees and expenses	80,107
Other expenses	43,957
Tax advisory expense	101,000
Custodian fees	16,367
Printing expense	7,624
Total expenses before waiver	$11,369,200
Less fees waived by Investment Adviser	(612,749)
Total Expenses	10,756,451
Net Investment Loss	$(6,975,259)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments and foreign currency	$24,856
Net change in unrealized appreciation on investments and foreign currency	45,409,265
Net Realized and Unrealized Gain on Investments and Foreign Currency before taxes	45,434,121
Net change in deferred income tax expense	(2,159,196)
Net Realized and Unrealized Gain on Investments and Foreign Currency after taxes	43,274,925

Net Increase in Net Assets Attributable to Common Shares from Operations	$36,299,666
See accompanying Notes to the Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

For the period from November 3, 2025 (Commencement of Operations) to March 31, 2026
FROM OPERATIONS:
Net investment loss	$(6,975,259)
Net realized gain on investments and foreign currency	24,856
Net change in unrealized appreciation on investments and foreign currency	45,409,265
Net change in deferred income tax asset/(liability)	(2,159,196)
Net Increase in Net Assets Attributable to Common Shares from Operations	$36,299,666

CAPITAL SHARE TRANSACTIONS:
Class I
Proceeds from shares sold	$444,315,532
Class U
Proceeds from shares sold	$167,878,034
Net Increase from Capital Share Transactions	612,193,566
Net Increase in Net Assets Attributable to Common Shares	$648,493,232

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
Beginning of period	$—
End of period	$648,493,232

SHARE ACTIVITY
Class I
Shares sold	44,387,385
Class U
Shares sold	16,499,146
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
CONSOLIDATED STATEMENT OF CASH FLOWS

CASH FLOWS FROM OPERATING ACTIVITIES:	For the period from November 3, 2025 (Commencement of Operations) to March 31, 2026
Net increase in net assets resulting from operations	$36,299,666
Adjustments to reconcile net increase in net assets from operations to net cash Used in operating activities:
Cost of investments purchased and change in payable for investments purchased	(364,583,077)
Proceeds from sales of and distributions from investments and change in receivable for investments sold	—
Return of capital	7,663,780
Net Premium amortization/(discount accretion)	—
Net realized gain(loss) on investments	(73,908)
Net realized gain(loss) on foreign currency transactions	49,052
Deferred income tax expense	2,159,196
Net Change in unrealized (appreciation)/depreciation on investments	(44,697,475)
Net Change in unrealized (appreciation)/depreciation on foreign currency translations	(711,790)
(Increase)/Decrease in assets:
Interest receivable	(960,505)
Deferred offering cost	(372,835)
Insurance	(142,917)
Prepaid expenses and other assets	(68,992)
Deferred purchase price - interest	(2,253,784)
Increase/(Decrease) in liabilities:
Incentive fee payable	1,867,886
Management fee payable	1,057,595
Legal fees payable	315,000
Audit fees payable	85,500
Due to Investment Adviser	629,480
Fund accounting and administration fees payable	95,647
Other payables and accrued expenses	537,334
Net Cash Used in Operating Activities	$(363,105,147)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net Proceeds from sales of shares	$612,193,566
Distributions	—
Net Cash Provided by Financing Activities	612,193,566
Effect of exchange rates on cash	662,738
Net increase in cash and cash equivalents	249,751,157
Cash and cash equivalents, beginning balance	—
Cash and cash equivalents, ending balance	$249,751,157

Supplemental disclosure of cash flow information
Reconciliation of cash, cash equivalents and foreign currency, ending balance:
Cash and cash equivalents	$248,512,996
Cash denominated in foreign currencies	1,238,161
Total cash, cash equivalents and foreign currency, ending balance	$249,751,157
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

CLASS I	For the period from November 3, 2025 (Commencement of Operations) to March 31, 2026
PER SHARE OF BENEFICIAL INTEREST OPERATING PERFORMANCE
Net asset value, beginning of period	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment loss (a)	(0.12)
Net realized and unrealized gain on investments and foreign currency	0.78
Total Income from Investment Operations	0.66

Dividends to shareholders	—
Total Dividends and/or distributions to shareholders:	—
Net asset value per common share - end of period	$10.66

Total Return (c)	6.60%

Ratios/Supplemental Data
Net assets attributable to common shares, end of period (000s)	$473,189
Ratio of expenses to average net assets attributable to common shares, excluding fee waiver (d)	3.14%
Ratio of expenses to average net assets attributable to common shares, including fee waiver (d)	2.90%
Ratio of net investment gain (loss) to average net assets attributable to common shares (b)	(0.64)%
Interest and fees from borrowings (e)	—%
Portfolio turnover rate (f)	—%
(a)  Calculated using average common shares outstanding.
(b)  Net investment loss ratio is annualized and calculated excluding Incentive Fees for the period ended March 31, 2026. Net investment loss ratio is annualized except for organizational fees, which are one time expenses, and calculated excluding Incentive Fees.  If Incentive Fees were included, the ratios would have been lowered by 0.78% for the period ended March 31, 2026. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.
(c)  Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the
Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.
(d)  Expense ratios have been annualized, except for organizational fees which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.78% for the period ended March 31, 2026.
Expenses do not include expenses from underlying funds in which the Fund is invested.
(e)  Interest and fees from borrowings is calculated based on the average net assets for the period.
(f)  Percentage represents the results for the period and is not annualized.
(g)  The Fund commenced operations on November 3, 2025.
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

CLASS U	For the period from November 3, 2025 (Commencement of Operations) to March 31, 2026
PER SHARE OF BENEFICIAL INTEREST OPERATING PERFORMANCE
Net asset value, beginning of period	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment loss (a)	(0.15)
Net realized and unrealized gain on investments and foreign currency	0.78
Total Income from Investment Operations	0.63

Dividends to shareholders	—
Total Dividends and/or distributions to shareholders:	—
Net asset value per common share - end of period	$10.63

Total Return (c)	6.30%

Ratios/Supplemental Data
Net assets attributable to common shares, end of period (000s)	$175,304
Ratio of expenses to average net assets attributable to common shares, excluding fee waiver (d)	4.05%
Ratio of expenses to average net assets attributable to common shares, including fee waiver (d)	3.74%
Ratio of net investment gain (loss) to average net assets attributable to common shares (b)	(0.83)%
Interest and fees from borrowings (e)	—%
Portfolio turnover rate (f)	—%
(a)  Calculated using average common shares outstanding.
(b)  Net investment gain (loss) ratio is annualized and calculated excluding Incentive Fees for the period ended March 31, 2026. If Incentive Fees were included, the ratio would have been lowered by 1.00% for the period ended March 31, 2026. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.
(c)  Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the
Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.
(d)  Expense ratios have been annualized except for Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratio would have decreased by 1.00% for the period ended March 31, 2026. Expenses do not include expenses from underlying funds in which the Fund is invested.
(e)  Interest and fees from borrowings is calculated based on the average net assets for the period.
(f)  Percentage represents the results for the period and is not annualized.
(g)  The Fund commenced operations on November 3, 2025.
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. ORGANIZATION
Carlyle AlpInvest Private Markets Secondaries Fund (the “Fund”) was organized as a Delaware statutory trust on
January 30, 2025. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund had no operations prior to November 3,
2025 other than when AlpInvest US Holdings, LLC made a seed investment of $100,000 and received 10,000 Class I shares of beneficial interest.
Simultaneous with the commencement of the Fund’s operations, AlpInvest Seed Fund II, L.P. (the “Predecessor Fund”),
through a taxable reorganization of the Predecessor Fund into the Fund (“Reorganization”), transferred its assets and liabilities to the Fund in exchange for shares of the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the
Fund, and at the time of the Reorganization, the Predecessor Fund was managed by the same Adviser and portfolio managers as the Fund. The investments acquired by the Fund in the Reorganization were valued using fair value procedures approved by the Fund's Board of Trustees (the “Board”). The plan of reorganization was approved by the
Board on October 20, 2025. See Note 12 for additional information on the Reorganization.
The Fund’s Board of Trustees (the “Board”) provides broad oversight over the Fund’s investment program and its management and operations. AlpInvest Private Equity Investment Management, LLC serves as the Fund’s investment adviser (“AlpInvest”). AlpInvest oversees the management of the Fund’s day-to-day activities including structuring, governance, distribution, reporting and oversight. AlpInvest entered into a sub-advisory agreement with Carlyle Global
Credit Investment Management L.L.C., who serves as the Fund’s sub-adviser (“Sub-Adviser” and together with
AlpInvest, the “Advisers”) and actively manages the portion of the Fund’s assets allocated to liquid fixed-income investments. Each Adviser is registered as an investment adviser with the Securities and Exchange Commission (the
“SEC”) under the Investment Advisers Act of 1940, as amended. Each Adviser is also an indirect, wholly-owned subsidiary of The Carlyle Group Inc.
The Fund's investment objective is to seek long-term capital appreciation. The Fund opportunistically allocates its assets across a global portfolio of private markets investments (“Private Markets Investments”). Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in
Secondary Investments. For purposes of this policy, “Secondary Investments” include, without limitation:
•acquisitions of privately owned portfolios, consisting primarily of single- or multiple-limited partner commitments in unaffiliated private funds (“Underlying Funds”) acquired from existing investors;
•investments involving partnering with a general partner of an Underlying Fund across a range of transaction settings and structures, with the objective of gaining exposure to one or more existing investments, often structured as continuation funds, spin-outs, fund recapitalizations, stapled secondaries, and direct asset purchases; and
•primary investments in existing Underlying Funds that have committed and reserved at least 50% of their assets to portfolio investments at the time of the Fund’s commitment (“Substantially Invested Underlying
Funds”).
In addition, the Fund may invest up to 10% of its assets in Underlying Funds during their original issue not in connection with any Secondary Investment (“Primary Investments”).
In calculating the value of its investments for purposes of its 80% policy, the Fund will include investments in money market funds, cash and cash equivalents, and U.S. Treasury securities with remaining maturities of one year or less that cover binding legal commitments to invest in Underlying Funds (including Substantially Invested Underlying Funds)
that the Fund reasonably expects to be called in the future.
In addition, the Fund may invest up to 10% of its assets in Underlying Funds during their original issue not in connection with any Secondary Investment (“Primary Investments”).
As part of its principal investment strategies, the Fund invests in underlying funds and portfolio companies organized both within and outside of the United States. The Fund may invest in fixed income investments in order to manage its cash and liquidity needs while earning an incremental return.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation – The Consolidated Schedule of Investments has been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company and therefore applies the guidance of Financial Accounting Standards Board Accounting Standards
Codification (“ASC”) Topic 946, Financial Services - Investment Companies. The preparation of the Consolidated
Schedule of Investments requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Consolidated Schedule of
Investments and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The consolidated Schedule of Investments include the accounts of the Fund and its wholly owned subsidiaries (“Subsidiaries”). The following is a summary of significant accounting policies used in preparing the
Consolidated Schedule of Investments.
Consolidation of a Subsidiary – The Fund may make investments through its Subsidiaries. Such Subsidiaries will not be registered under the 1940 Act. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the
Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies.
The consolidated financial statements of the Fund includes AlpInvest CAPS Holdings, LLC, AlpInvest Seed Fund II,
L.P., AlpInvest Seed Fund II GP, LLC, and AlpInvest CAPS Blocker LLC, all wholly-owned subsidiaries of the Fund.
Use of Estimates – The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Fund believes that these estimates utilized in preparing the consolidated financial statements are reasonable and prudent; however, actual results could differ from these estimates.
Income Taxes – The Fund intends to qualify as a regulated investment company (“RIC”) by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. See Note 8 for additional information.
In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in
Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s consolidated financial statements as of March 31, 2026.
The Fund intends to qualify and elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to corporate-level
U.S. federal income taxes on any net ordinary income or capital gains that is currently distributed as dividends for U.S.
federal income tax purposes to Shareholders, as applicable. To qualify for and maintain its treatment as a RIC for U.S.
federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements, and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to
90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to Shareholders, as applicable.
The Fund’s tax year is the 12-month period ending September 30 and the Fund’s income and federal excise tax returns and all financial records supporting returns will be subject to examination by the federal and Delaware revenue authorities.
AlpInvest CAPS Blocker LLC is treated as a corporation for U.S. federal income tax purposes. U.S. corporations are subject to U.S. federal income tax on their worldwide income and state tax rates will vary by state, if any. AlpInvest
CAPS Blocker LLC files federal, state and local tax returns as required.
With respect to AlpInvest CAPS Blocker LLC, income taxes are accounted for under the asset and liability method.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Consolidated Statement of Operations in the period that includes the enactment date.
Management has reviewed the Fund’s tax positions for the open tax year and has concluded that as of March 31, 2026, the Fund does not have a deferred tax asset. At March 31, 2026, the Fund has a deferred tax liability of $2,159,196, which is included in the consolidated financial statements.
Cash and Cash Equivalents – Cash and cash equivalents consist of monies held in a non-interest bearing account at
UMB Bank, N.A, who serves as the Fund’s custodian, and money market funds. Such cash, at times, may exceed federally insured limits. The money market funds invest primarily in government issued securities and other short-term, highly liquid instruments. As of March 31, 2026, the Fund had cash equivalents of $248,512,996 (cost of $248,512,996 representing 248,512,996 shares) in money market funds held with UMB Bank, N.A. Institutional Banking Money
Market II. Cash equivalents are classified as Level 1 assets. The Fund is subject to credit risk should a financial institution be unable to fulfill its obligations. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash and cash equivalents held by the Fund.
Valuation – Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with the policies and procedures approved by and under the oversight of the Board. Pursuant to these policies and procedures, AlpInvest, as the Fund’s investment adviser, serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to all of the
Fund’s investments, subject to the Board’s oversight.
The Fund values its Private Markets Investments at fair value consistent with the principles of ASC Topic 820, Fair
Value Measurements (“ASC 820”). For liquid investments that are publicly traded or for which market quotations are available, valuations are generally based on the closing sales prices as of the valuation date. See Note 3, “Fair Value
Measurements”.
Investment Income – The Fund’s primary sources of income are investment income and gains recognized upon distributions from portfolio investments and unrealized appreciation in the fair value of its portfolio investments. The classification of distributions received, including return of capital, realized gains and dividend income, is based on information received from the investment manager of the Private Markets Investment. The Fund seeks to record income earned from its investments in underlying funds in a manner that most closely follows the character of income as reported by those underlying funds. The change in unrealized appreciation on investments within the Consolidated
Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains and losses, and the undistributed net investment income or loss on investments for the relevant period.
Interest income, including amortization of premium or discount using the effective interest method, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or the date the Fund becomes aware of the dividend.
Other income from portfolio investments, which represents operating income from investment partnerships or other flow through entities received by the Fund, is recorded on the date received.
Fund Expenses – The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all fees and expenses of Private Markets Investments in which the Fund invests, management fees, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (the “Expense Limitation Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis. Closing costs associated with the purchase of Primary and Secondary are included in the cost of the investment.
Transfer Agent and Custodian Expenses - SS&C Global Investor & Distribution Solutions, Inc. (the “Transfer Agent”)
serves as the Fund’s transfer agent. Under the Services Agreement with the Fund, the Transfer Agent is responsible for maintaining all shareholder records of the Fund. The Transfer Agent is a wholly-owned subsidiary of SS&C
Technologies Holdings, Inc., a publicly traded company listed on the NASDAQ Global Select Market.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
UMB Bank, N.A. (“UMB'’) serves as custodian to the Fund. Under a Custody Agreement with the Fund, UMB is responsible for the holding and safekeeping of the Fund's assets.
Shareholders’ Allocation – The Fund currently offers Class U, Class D, and Class I shares (See Note 6). Realized and unrealized gains and losses and net investment income, excluding class specific expenses, if any, are allocated to each class of common shares based upon the relative proportion of net assets of each class. Differences in per share distributions by Class are generally due to differences in class specific expenses.
Dividends and Distributions – Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date.
Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.
Foreign Currency – Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investments and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of
Operations.
Deferred Costs Relating to Purchases of Secondary Investment Funds – Deferred costs associated with the acquisition of Secondary Investment Funds are amortized monthly over the deferral period until the payment due date. On the due date, the payment value corresponds to the notional amount owed to the respective counterparty.
Recent Accounting Pronouncements – In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic
820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. The adoption of the guidance did not have an impact to the Fund’s consolidated financial statements.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740) Improvements to Income Tax
Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. The adoption of the guidance did not have a material impact to the Fund’s consolidated financial statements.
3. FAIR VALUE MEASUREMENTS
The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The three-tier hierarchy of inputs is summarized below:
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.
Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.
Level 3 — Significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).
Underlying Funds –  Investments in Underlying Funds are recorded at fair value, using the Underlying Funds’ net asset value as a “practical expedient,” in accordance with ASC 820-10.
Investments in Underlying Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of Underlying Funds that the Fund may make investments in include
Primary and Secondary Investments. Primary Investments are investments in newly established private equity funds.
Secondary Investments are investments in existing private equity funds that are acquired in privately negotiated transactions.
The fair value relating to certain underlying investments of these Underlying Funds, for which there is no public market, has been estimated by the respective Underlying Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a public market for the investments existed. These differences could be material.
AlpInvest will adjust the fair value provided by the Underlying Fund’s management for subsequent cash flows received from or distributed to the Underlying Funds and for any changes in the market prices of public securities held by the
Underlying Funds and may also apply a market adjustment to reflect the estimated change in the fair value of the
Underlying Funds non-public investments from the date of the most recent net asset value provided by the Underlying
Funds’ management.
Broadly Syndicated Loans – The Fund may also make investments in broadly syndicated loans. The broadly syndicated loans are fair valued using pricing services and broker quotes. Pricing for the broadly syndicated loans is provided by the Sub-Adviser who obtains marks from Markit, a third-party pricing service. The Sub-Adviser checks the valuations and determines if price overrides or challenges are needed before final pricing is provided to the Adviser. Accordingly, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. The Fund did not hold any broadly syndicated loans at March 31, 2026.
The following table is a summary of information about the levels within the fair valuation hierarchy at which the Fund’s investments are measured as of March 31, 2026:

Investments	Level 1	Level 2	Level 3	Total
Cash Equivalents	248,512,996	—	—	248,512,996
Total	$248,512,996	$—	$—	$248,512,996
The Fund held Secondary Investments with a fair value of $449,957,054, which are excluded from the fair value hierarchy as of March 31, 2026, in accordance with Subtopic 820-10 as investments in Underlying Funds valued at net asset value, as a “practical expedient'’ are not required to be included in the fair value hierarchy.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
4. RELATED PARTY TRANSACTIONS
The Fund entered into an investment management agreement with AlpInvest (the “Investment Management
Agreement”). The Adviser entered into a sub-advisory agreement with the Sub-Adviser.
In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a monthly management fee equal to 1.25% on an annualized basis of the Fund’s net asset value (including assets held in a Subsidiary) as of the last day of the month (the “Management Fee”). The Adviser and the Fund have entered into a Management Fee Waiver
Agreement pursuant to which the Adviser has agreed contractually for a period of one year from the commencement of the Fund's operations to waive its Management Fee to 1.00% of the Fund’s net asset value. For purposes of determining the Management Fee payable to the Adviser for any month, the net asset value is calculated after any subscriptions but prior to any repurchases occurring in that month and prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Management Fee and the Incentive Fee (as defined below) payable to the
Adviser for that month. The Management Fee is payable in arrears within 30 business days after the end of the month.
The Fund bears all other costs and expenses of its operations and transactions as set forth in the Investment
Management Agreement. The Management Fee Waiver Agreement will remain in effect for a period of one year from the commencement of the Fund's operations, unless and until the Board approves its modification or termination. The
Adviser will not recoup any waived Management Fees under the terms of the Management Fee Waiver Agreement. For the period from November 3, 2025 to March 31, 2026, the Fund incurred Management Fees of $3,063,745.
At the end of each calendar quarter of the Fund (and at certain other times), the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee equal to 12.5% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery
Account (as defined below) at the start of the relevant period (the “Incentive Fee”). For the purposes of the Incentive
Fee, the term “net profits” means (i) the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) plus (ii) the aggregate distributions accrued during the period.
The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the
Fund for the quarter, before giving effect to any repurchases or distributions for such quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund as of the beginning of such quarter and (B) the aggregate issue price of shares of the Fund issued during such quarter (excluding any Shares of such Class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRP) exceeds (ii) the sum of (X) the net asset value of the
Fund as of the end of such quarter, (Y) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (Z) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the DRP. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. For purposes of the “net losses” calculation, the net asset value shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses).
The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser.
In addition to the fees and expenses to be paid by the Fund under the Investment Management Agreement, AlpInvest provides certain administrative and other services necessary for the Fund to operate pursuant to an administration agreement between the Fund and AlpInvest (the “Administration Agreement”). The Fund reimburses the administrator for its costs, expenses and allocable portion of overhead (including compensation of personnel performing administrative duties) in connection with the services performed for the Fund pursuant to the terms of the
Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, AlpInvest (the
“Administrator”) may delegate its obligations under the Administration Agreement to an affiliate or to a third party, and the Fund will reimburse the Administrator for any services performed for the Fund by such affiliate or third party. The
Administrator has hired ALPS Fund Services, Inc. to serve as sub-administrator to assist in the provision of

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
administrative services. The sub-administrator receives compensation for its provision of sub-administrative services under a sub-administration agreement; such compensation is paid directly or indirectly by the Fund.  For the period from November 3, 2025 to March 31, 2026, the Fund incurred fund accounting and administration fees of $215,867.
The Adviser and the Fund have entered into an Expense Limitation Agreement in respect of each class of Shares under which the Adviser has agreed for a period of 18 months from the commencement of the Fund’s operations to waive its
Management Fee and/or reimburse the Fund’s initial organizational and offering costs incurred prior to launch, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating and ongoing offering expenses on a monthly basis (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, brokerage costs, acquired fund fees and expenses, the Fund’s proportionate share of expenses related to direct investments, litigation and extraordinary expenses, (ii) Incentive Fees and (iii) any distribution fees) in respect of the relevant month exceed 3.00%
of the month-end net asset value of such Class (the “ Expense Cap”).
Under the terms of the Expense Limitation Agreement, the Fund has agreed to repay the Adviser in the amount of any waived Management Fees and Fund expenses reimbursed in respect of each of class of Shares subject to the limitation that a reimbursement (an “Adviser Recoupment”) will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser; and (ii) the
Adviser Recoupment does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Cap of such Class. The Adviser Recoupment for a class of Shares will not cause Fund expenses in respect of that class to exceed any Expense Cap in place either (i) at the time of the waiver or (ii) at the time of recoupment. See “Fund
Expenses—Expense Limitation Agreement” for additional information. The Expense Limitation Agreement will remain in effect for a period of 18 months from the commencement of the Fund’s operations, unless and until the Board approves its modification or termination. The Adviser Recoupment will survive the termination of the Expense
Limitation Agreement.
The Adviser has paid certain expenses on behalf of the Fund, including offering costs, organizational expenses, and other expenses. As of March 31, 2026, the Fund has recorded $629,480 as due to the Adviser in the accompanying
Consolidated Statement of Assets and Liabilities.
TCG Capital Markets L.L.C. (the “Distributor”) serves as the Fund’s principal underwriter and acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Shares are offered for sale through the Distributor at net asset value plus any applicable sales load. The Distributor also may enter into broker-dealer selling agreements with other broker-dealers for the sale and distribution of the Shares.
Related parties owned approximately 9% of the Fund's total outstanding shares as of March 31, 2026. Related parties may include, but are not limited to, the Adviser and its affiliates, affiliated broker dealers, fund of funds, and directors or employees.
5. OFFERING COSTS
Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter are amortized over a 12-month period using the straight line method. Examples of these costs are registration fees, legal fees, and fees relating to the initial and supplemental registration statement and updates to the registration statement.
These costs will be subject to recoupment in accordance with the Fund's Expense Limitation Agreement, as discussed in
Note 4. As of March 31, 2026, there are $372,835 of deferred offering costs in the accompanying Consolidated
Statement of Assets and Liabilities.
6. CAPITAL SHARE TRANSACTIONS
The Fund offers three separate classes of common shares of beneficial interest (“Shares”) designated as Class I (“Class I
Shares”), Class U (“Class U Shares”) and Class D (“Class D Shares”). All classes of Shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund operates in reliance on an exemptive order from the SEC with respect to the Fund’s multi-class structure. The purchase price of the Shares at the Commencement of Operations was $10.00 per Share. Thereafter, the purchase price per Shares

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
was based on the net asset value per Share as of the date such Shares were purchased. Fractions of Shares are issued to one one-thousandth of a Share. As of March 31, 2026 outstanding shares of Class I, Class U and Class D were
16,499,146, 44,387,385, and 0, respectively.

	For the Period Ended March 31, 2026
	Proceeds from Sales		Reinvestment of Distributions
	Shares	Dollar Amounts	Shares	Dollar Amounts
Carlyle AlpInvest Private Markets Secondaries Fund - Class I	44,387,385	$444,315,532	—	$—
Carlyle AlpInvest Private Markets Secondaries Fund - Class U	16,499,146	$167,878,034	—	$—
Increase in Shares and Net Assets	60,886,531	$612,193,566	—	$—
The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month at the
Fund’s then-current net asset value per Share of each respective share class (determined as of the close of business on the last business day of the immediately preceding month). The minimum initial investment in the Fund by any investor is $25,000 with respect to Class U Shares and Class I Shares and $10,000,000 for Class D Shares. The minimum additional investment in the Fund by any investor is $10,000 with respect to each of Class U and Class I and $100,000 with respect to Class D, except for additional purchases pursuant to the dividend reinvestment plan. Class U Shares are sold at the public offering price, which is the net asset value of a Class U Share plus an initial maximum 3.00% sales charge. Class U shares are subject to a 0.85% distribution fee. Class D Shares are sold at the public offering price, which is the net asset value of a Class D Share plus an initial maximum 3.00% sales charge. Class D shares are subject to a distribution fee of 0.25%. Class I Shares are not subject to any initial sales charge or a distribution fee. The Fund reserves the right to reject any subscription for shares.
No shareholder has the right to require the Fund to repurchase his, her or its shares. To provide a limited degree of liquidity to shareholders, at the sole discretion of the Adviser and subject to the Board’s approval, the Fund may from time to time offer to repurchase shares pursuant to written tenders by shareholders. The Adviser expects that it will recommend to the Board (subject to its discretion) that the Fund offer to repurchase shares from shareholders on a quarterly basis in an amount expected to be approximately 5% of the Fund’s net asset value.
A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares.
7. INVESTMENT TRANSACTIONS
For the period from November 3, 2025 (commencement of operations) through March 31, 2026, total purchases and total sales or paydowns from investments amounted to $415,879,028 and $0, respectively.
8. FEDERAL AND OTHER TAX INFORMATION
The Fund intends to qualify annually as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended
(the "Code"). To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90%
of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. The Fund has adopted a tax-year end of September 30. The first tax year will conclude on September 30, 2026.
Thereafter, the Fund’s tax year will be the 12-month period ending on September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2026, there are no tax years subject to examination by the major tax jurisdictions.
AlpInvest CAPS Blocker, LLC has elected to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes through the establishment of a deferred tax asset or liability.
The Fund recognizes deferred income taxes for temporary differences in the basis of assets and liabilities for financial

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. To the extent AlpInvest CAPS Blocker, LLC has a deferred tax liability, consideration is given to whether or not a valuation allowance is required.
AlpInvest CAPS Blocker, LLC did not record a provision for income tax expense for the period ended March 31, 2026.
As determined in accordance with authoritative guidance, for the period ended March 31, 2026, there is no current portion of the income tax benefit/(expense) included in the consolidated statement of operations. For the period ended
March 31, 2026, there is a deferred portion of the income tax benefit/(expense) included in the Consolidated Statement of Operations of ($2,159,196). As of March 31, 2026, AlpInvest CAPS Blocker, LLC has a deferred tax liability of
$2,159,196 due to estimated future tax expense pertaining to unrealized gains and no deferred tax asset.
Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses as of March 31, 2026. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the fiscal period ended March 31, 2026, the Fund did not incur any interest or penalties.
The March 31, 2026, book cost has not been adjusted for book/tax basis differences, as the first tax year end will be
September 30, 2026.
9. RISK FACTORS
Investing in the Fund involves risks, including the risk that a shareholder may receive little or no return on their investment or that a shareholder may lose part or all of their investment. Before making an investment decision, a prospective shareholder should (i) consider the suitability of this investment with respect to the shareholder’s investment objectives and personal situation and (ii) consider factors such as the shareholder’s personal net worth, income, age, risk tolerance and liquidity needs.
Below is a summary of some of the principal risks of investing in the Fund. Shareholders should consider carefully the following principal risks before investing in the Fund:
Illiquidity of the Shares – Unlike many closed-end funds, the Shares will not be listed on any securities exchange.
Although the Adviser expects that, beginning after the Fund completes its first full year of operations, it will recommend to the Board that the Fund offer to repurchase Shares from shareholders on a quarterly basis in an amount expected to be approximately 5% of the Fund’s net asset value, no assurances can be given that the Fund will do so.
Additionally, there is no guarantee that an investor will be able to sell all of the Shares in a repurchase offer that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity.
Limited Operating History – The Fund has a limited operating history upon which potential investors can evaluate its performance. Therefore, its operating expenses may be significant and typically higher than expenses of similarly situated established funds.
Highly Competitive Market – The activity of identifying, completing and realizing upon attractive investments is highly competitive and involves a high degree of uncertainty. The Fund will be competing for investments with other private equity investors having similar investment objectives. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of investment opportunities available to the Fund and adversely affecting the terms upon which investments can be made.
Potential for Limited Investment Opportunities – There can be no assurance that the Fund will be able to identify, structure, complete and realize upon investments that satisfy its investment objective, or that it will be able to fully invest its offering proceeds.
Management Risk – The Adviser cannot provide any assurance that it will be able to choose, make or realize investments in any particular investment, asset or portfolio. There can be no assurance that investments effected through

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
the Fund will be able to generate returns or that the returns will be commensurate with the risks of investing in the type of transactions described herein.
Secondary Investments Risks – The Fund may acquire Secondary Investments from existing investors in such
Secondary Investments, but also in certain cases from the issuers of such interests or other third parties. In many cases, the economic, financial and other information available to and utilized by the Adviser in selecting and structuring
Secondary Investments may be incomplete or unreliable. The Fund will also not have the opportunity to negotiate the terms of the Secondary Investments, including any special rights or privileges.
Primary Investments Risks – The Fund’s interest in Primary Investments will consist primarily of capital commitments to, and investments in, private investment funds managed by sponsors unaffiliated with the Fund or the
Advisers. Identifying, selecting and investing in Primary Investments involves a high level of risk and uncertainty. The underlying investments made by Primary Investments may involve highly speculative investment techniques, including extremely high leverage, highly concentrated portfolios, workouts and startups, control positions and illiquid investments.
Portfolio Companies Risks – The portfolio companies in which the Fund invests, either directly or indirectly through an Underlying Fund, may involve a high degree of business and financial risk. Portfolio companies may be in early stages of development, may have operating losses or significant variations in operating results and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. Portfolio companies may also include companies that are experiencing or are expected to experience financial difficulties, which may never be overcome. In addition, they may have weak financial conditions and may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive positions.
Underlying Fund Risks – Investments in Underlying Funds entail a variety of risks. Sponsors of Underlying Funds may invest such funds’ assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Underlying Funds that may be denominated in non-U.S. currencies, thereby exposing the
Fund to various risks that may not be applicable to U.S. securities. A sponsor of an Underlying Fund may focus on a particular industry or sector (e.g., energy, utilities, financial services, healthcare, consumer products, industrials and technology), which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. A sponsor of an Underlying Fund may also focus on a particular country or geographic region, which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.
An Underlying Fund’s assets may be invested in a limited number of securities or portfolio companies which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if investments had been made in a larger number of securities. An Underlying Fund’s investments, depending upon strategy, may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.
Fund shareholders will bear two layers of fees and expenses: asset-based fees, incentive fees and expenses at the Fund level, and asset-based fees, carried interests, incentive allocations or fees and expenses at the Underlying Fund level. In addition, to the extent that the Fund invests in an Underlying Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees.
“Cash Drag” Risk – The Fund may maintain a sizeable cash position in anticipation of funding capital calls. The Fund will generally not contribute the full amount of its commitment to an Underlying Fund at the time of its admission to the
Underlying Fund. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the Underlying Funds. In addition, Underlying Funds may not call all the capital committed to them. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative.
“Over-Commitment” Risk – In order to help ensure that a greater amount of the Fund’s capital is invested, the Fund expects to pursue an “over-commitment” strategy whereby it commits more than its available capital. However, pursuing such a strategy presents risks to the Fund, including the risk that the Fund is unable to fund capital contributions when due, pay for repurchases of Shares tendered by shareholders or meet expenses generally. If the Fund

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
defaults on its commitment to an Underlying Fund or fails to satisfy capital calls to an Underlying Fund in a timely manner then, generally, it will be subject to significant penalties, possibly including the complete forfeiture of the
Fund’s investment in the Underlying Fund. Any failure (or potential failure) by the Fund to make timely capital contributions in respect of its commitments may also (i) impair the ability of the Fund to pursue its investment program,
(ii) force the Fund to borrow through a credit facility or other arrangements (which would impose interest and other costs on the Fund), or (iii) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).
At times, the Fund may likewise be under invested in its Secondary Investments and Primary Investments strategies in anticipation of its future commitment obligations, which could cause the Fund to have less exposure to such investments and potential cash drag for a period of time, and under such circumstances the Fund may not achieve its investment objective.
Risks of Liquidity Management Strategy – The Fund invests in broadly syndicated term loans and other fixed income investments in order to manage its cash and liquidity needs while earning an incremental return. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of broadly syndicated term loans and similar investments at a price and time that the Adviser deems advantageous may be severely impaired, which may impair its ability to dispose of investments in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities. To the extent the Fund obtains exposure to these investments through money market funds and other pooled vehicles, the Fund will bear its share of the expenses of such funds. The Fund’s liquidity management strategy involves more risk than investing solely in cash and cash equivalents.
Valuation Risk – The value of the Fund’s investments will be difficult to ascertain, and the valuations determined in respect of investments in the Underlying Funds and other private markets investments will likely vary from the amounts the Fund would receive upon withdrawal from or disposition of its investments. Similarly, the valuations determined by the Fund are likely to differ, potentially substantially, from the valuations determined by other market participants for the same or similar investments. The Fund’s investments in Underlying Funds will be priced in the absence of a readily available market and may be valued in significant part based on determinations of fair value provided by an investment’s sponsor, which may prove to be inaccurate. Neither the Adviser nor the Board will be able to confirm independently the accuracy of such valuations (which are unaudited, except at year-end). The valuations placed on assets purchased in secondary transactions shortly after their acquisition will often differ from the purchase price of such assets. The Fund values its portfolio investments using its valuation procedures, whereas the purchase price for such assets is determined in a negotiated transaction where the price is determined by, among other factors, the seller’s desire to sell and need for liquidity. With respect to the valuations of Underlying Funds, this risk is exacerbated to the extent that Underlying Funds generally provide valuations only on a quarterly basis, and such valuations may incorporate inputs that are up to several months old, whereas the Fund will provide valuations, and will issue Shares, on a monthly basis. This means that the Underlying Fund information used by the Fund to issue and repurchase shares will typically be several months old when used by the Fund. Because of this, the Fund’s net asset value for financial reporting purposes may differ from the net asset value used to process subscription and repurchase transactions as of the same date. To the extent that the Fund does not receive timely or accurate information from the Underlying Funds regarding their valuations, the Fund’s ability to accurately calculate its net asset value may be further impaired.
Additionally, any adjustments the Fund makes to valuations received from an Underlying Fund to reflect timing differences or other factors may result in such investment’s fair value differing from the value ultimately realized by the
Fund.
Fixed-Income Securities Risks – Fixed income securities risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.
Market Disruption and Geopolitical Risk – The Fund may be materially adversely affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Fund invests. The Fund is subject to the risk that war, geopolitical tensions, such as a deterioration in the bilateral relationship between the U.S. and China or conflicts, such as those in the middle east and between Russia and Ukraine, terrorism, natural and environmental disasters, such as, for example, the spread of infectious illness or other public health issues, including widespread epidemics or pandemics, systemic market dislocations and other geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of the Fund’s investments. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems.
Leverage; Borrowings Risk – The Fund may borrow money, which magnifies the potential for gain or loss on amounts invested, subjects the Fund to certain covenants with which it must comply and may increase the risk of investing with the Fund.
Risks Relating to Fund’s RIC Status – To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status. The Fund’s ability to satisfy the foregoing tax requirements will generally depend in large part on the activities of, and information provided by, the
Underlying Funds, which the Fund does not control. In addition, the Fund is generally required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the Underlying
Funds. The risks of not receiving timely or accurate information from the Underlying Funds include failing to satisfy the RIC qualification tests and incurring excise tax on undistributed income and gain.
10. COMMITMENTS AND CONTINGENCIES
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.
As of March 31, 2026, the Fund had unfunded capital commitments to the Private Markets Investments totaling
$238,764,098 for Secondary Investments.
11. SEGMENT REPORTING
The Fund operates through a single operating and reporting segment with an investment objective to seek long-term capital appreciation. The Fund opportunistically allocates its assets across a global portfolio of Private Markets
Investments. The chief operating decision maker (“CODM”) is the Fund’s President. The CODM assesses the performance of the Fund and makes operating decisions on a consolidated basis, primarily based on the Fund’s Net
Increase in Net Assets Resulting Attributable to Common Shares from Operations (“Net Income”) as reported on the accompanying Consolidated Statement of Operations. The CODM utilizes Net Income as a key metric in determining the amount of dividends to be distributed to the Fund’s shareholders, implementing investment policy decisions, strategic initiatives, and managing and assessing the Fund’s portfolio. The CODM assesses performance for the segment and determines how to allocate resources based on Net Income. As the Fund’s operations are comprised of a single reporting segment, the segment assets are reflected on the accompanying Consolidated Statement of Assets and
Liabilities as Total Assets and the significant segment expenses are listed on the accompanying Consolidated Statement of Operations.
12. REORGANIZATION INFORMATION
Simultaneous with the Commencement of Operations, the Predecessor Fund reorganized with and into the Fund. The
Predecessor Fund maintained investment objectives, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. At the time of the Reorganization, the Predecessor Fund was managed by an affiliate of the Adviser and the same portfolio managers as the Fund. The Reorganization was completed after the close of business on October 31, 2025, at which time shareholders of the Predecessor Fund received
42,478,303 shares, with a net asset value per share of $10.00, of the Fund. For financial reporting purposes, the assets received and shares issued were recorded at Fair Value, the cost of investments was carried forward to align to ongoing reporting of the Funds realized and unrealized gains/losses with amounts distributable for tax purposes, and transaction expenses incurred during the Reorganization were paid by the Adviser.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
13. SUBSEQUENT EVENTS
Subsequent events after March 31, 2026, have been evaluated through the date the consolidated financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these consolidated financial statements.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
Carlyle AlpInvest Private Markets Secondaries Fund (the “Fund”) operates under the dividend reinvestment plan
(“DRP”) administered by SS&C Global Investor & Distribution Solutions, Inc. as the Fund’s transfer agent (the
“Transfer Agent”). Pursuant to the DRP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of common shares of beneficial interest of the Fund (“Shares”).
The Fund’s shareholders (the “Shareholders”) automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRP by written instructions to that effect to the Transfer Agent. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Transfer Agent at least 5 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRP. Under the DRP, the
Fund’s distribution to Shareholders are automatically reinvested in full and fractional Shares as described below.
When the Fund declares a distribution, the Transfer Agent, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per Share.
The Transfer Agent will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Transfer Agent will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each
Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional Shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating Shareholders.
In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRP, the Transfer Agent will administer the DRP on the basis of the number of
Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRP.
Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants’ account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions.
The Fund reserves the right to amend or terminate the DRP upon 90 days notice to Shareholders. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.
A Shareholder holding Shares that participate in the DRP in a brokerage account may not be able to transfer the
Shares to another broker and continue to participate in the DRP.
All correspondence concerning the DRP should be directed to the Transfer Agent at Carlyle AlpInvest Private
Markets Secondaries Fund, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 W 7th Street, Suite
219537, Kansas City, MO 64105-1407. Certain transactions can be performed by calling the toll free number (844)
417-4186.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
MANAGEMENT OF THE FUND (UNAUDITED)

NAME AND YEAR OF BIRTH (1),(2)	POSITION(S) WITH THE FUND	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE (3)	OTHER DIRECTORSHIP S HELD BY TRUSTEE
INTERESTED TRUSTEES
Christopher Perriello (1973)	Trustee; Chair of the Board; President; Principal Executive Officer	Since Inception	Carlyle AlpInvest (2007 to present)	1	None
INDEPENDENT TRUSTEES
Victoria Ivashina (1974)	Trustee; Nominating and Governance Committee Chair	Since Inception	Chaired Professor of Finance, Harvard Business School (2016 to present); on Harvard Business School faculty since 2006; Advisory Board Member of Thea Capital (2025 to present).	2	None
Marc B. Moyers (1955)	Trustee; Audit Committee Chair	Since Inception	Clinical Professor of Accounting, College of William & Mary (2018 to present); Partner, KPMG (1986 to 2015).	2	None
David Sylvester (1956)	Trustee; Independent Trustee Committee Chair	Since Inception	Partner, 3rd Gen Law Group LLP (2012 to present); Partner, WilmerHale (1989 to 2005)	2	None
(1)Each Trustee serves an indefinite term until his or her successor is elected.
(2)The business address for each Trustee is One Vanderbilt Avenue, Suite 3400, New York, New York 10017.
(3)The term “Fund Complex” as used herein includes the Fund and Carlyle AlpInvest Private Markets Fund.
In addition to Mr. Perriello, other officers of the Fund are shown below:

NAME AND YEAR OF BIRTH (1)	POSITION(S) WITH THE FUND	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Parker Hooper (1985)	Treasurer; Principal Financial Officer	Since Inception	Principal and Regulated Funds Controller, AlpInvest Partners (2022 to present); Vice President (2019 to 2022), Senior Accounting Manager (2017 to 2022), Sixth Street Partners.
Cameron Fairall (1977)	Secretary; Chief Legal Officer	Since Inception	Managing Director, The Carlyle Group and Chief Compliance Officer, AlpInvest Partners (2011 to present).
Jennifer Juste (1980)	Chief Compliance Officer	Since Inception
Principal and Regulated Funds Attorney (2022 to Present);
Natixis Investment Managers 2019-2022 (Deputy Chief
Compliance Officer/Deputy General Counsel Mirova US LLC
2020-2022 and Chief Compliance Officer/ General Counsel
Ostrum US LLC 2019-2020).

Elizabeth Pelgrift (1989)	Assistant Secretary; Anti- Money Laundering Compliance Officer	Since Inception	Compliance Officer, The Carlyle Group (2014 to present).
(1)The business address for each Officer is One Vanderbilt Avenue, Suite 3400, New York, New York 10017.
The Fund’s Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request, by calling (844) 417-4186 or by referring to the SEC's website at
https://www.sec.gov.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
APPROVAL OF ADVISORY AGREEMENTS
The Board of Trustees (the “Board”) of the Carlyle AlpInvest Private Markets Secondaries Fund (the “Fund”)
consists of four individuals, three of whom are not “interested persons” of the Trust, as defined in the Investment
Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors or trustees of investment companies by the 1940 Act.
At a meeting held on May 29, 2025, the Board, including a majority of the Independent Trustees, considered and approved the Investment Management Agreement between AlpInvest Private Equity Investment Management, LLC
(“AlpInvest”) and the Fund (the “Advisory Agreement”) and the Investment Subadvisory Agreement between
Carlyle Global Credit Investment Management L.L.C. (the “Sub-Adviser,” and together with AlpInvest, the
“Advisers”) and AlpInvest, with respect to the Fund (the “Sub-Advisory Agreement,” and together with the
Advisory Agreement, the “Advisory Agreements”), each for an initial two-year term.
In advance of the Meeting, the Trustees requested and received materials relating to the Advisory Agreements and had the opportunity to ask questions and request further information in connection with the consideration of the
Advisory Agreements.
In approving the Advisory Agreements, the Board, including the Independent Trustees, considered the factors it deemed relevant. In their deliberations, the Trustees did not identify any single factor that alone was responsible for the Board’s decision to approve the Advisory Agreements. In connection with its deliberations, the Board considered information provided at or in advance of the Meeting, including presentations from AlpInvest.
Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of investment advisory services to be provided by the Advisers; that the fees to be paid to the Advisers under the Advisory Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Advisory Agreements was in the best interest of the Fund and its shareholders.
The material factors and conclusions that formed the basis for the Board’s determinations to approve the Advisory
Agreements are discussed below.
These factors include, but are not limited to, the following: (1) the nature, extent, and quality of the services to be provided to the Fund; (2) the investment performance of the Fund, AlpInvest and the Sub-Adviser; (3) the costs of the services to be provided and profits to be realized by AlpInvest and its affiliates from the relationship with the
Fund; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of the Fund’s investors.
The Trustees, including the Independent Trustees, considered a variety of factors, including those described below.
The Trustees also considered other factors and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Trustees also had an opportunity to meet in executive session and separately with compliance personnel to discuss the materials presented.
Nature, Extent, and Quality of Services. The Board received and considered information regarding the nature, extent and quality of the services to be provided to the Fund by AlpInvest, including an overview of AlpInvest and the personnel that would perform services for the Fund. The Board considered the qualifications, backgrounds and responsibilities of the members of AlpInvest’s portfolio management team who would oversee the day-to-day investment management and operations of the Fund. The Trustees considered AlpInvest’s process for identifying investment opportunities. The Trustees also considered AlpInvest’s support resources available for investment research, compliance and operations. In reaching their conclusions, the Trustees considered the fact that AlpInvest is operated by personnel who have extensive experience operating other investment advisers and investment companies and in managing and overseeing the effective operation of other service providers and that AlpInvest would have access to the resources of the larger AlpInvest organization.
Performance. The Trustees considered that the Fund is newly formed and as such does not have a record of prior performance. The Trustees did, however, consider AlpInvest’s performance record with respect to the management of other accounts, including a registered closed-end fund  which invests a portion of its assets in secondary transactions.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
APPROVAL OF ADVISORY AGREEMENTS
Fees and Expenses. The Trustees next considered information regarding the Fund’s projected expense ratio and its various components, including the proposed management fee for the Fund and the incentive compensation structure of the Fund’s investment management personnel. The Trustees noted that the Fund’s investment strategy resulted in a limited number of comparable funds. The Trustees compared the Fund’s proposed fees, projected expenses and overall expense ratio to expense information for the Fund’s available peer group, as presented by AlpInvest, noting that the management fee and overall expense ratio for the Fund were within the range of other funds in the peer group. The Trustees noted that AlpInvest has agreed to contractually for a period of one year from the commencement of the Fund's operations to waive its management fee to 1.00% of the Fund’s net asset value (the
“Management Fee Waiver Agreement”) and that AlpInvest has agreed to contractually, in respect of each class of shares, for a period of 18 months from the commencement of the Fund's operations to waive its management fee and/or reimburse the Fund’s initial organizational and offering costs incurred prior to launch, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating and ongoing offering expenses on a monthly basis (excepting certain “excluded expenses”) in respect of the relevant month exceed 3.00% of the month-end net asset value of such class (the “Expense Limitation Agreement”). The Trustees took the expected expense waiver and limitation arrangements into account during their deliberations. In light of the foregoing, and in their business judgment, the Trustees found that the proposed management fee rate and incentive fee appeared reasonable for the management of the Fund’s portfolio under the strategy described for the initial term of the Advisory Agreement. The Trustees also noted that AlpInvest was responsible for the payment of CGCIM’s compensation under the terms of the Subadvisory Agreement.
Profitability. The Trustees considered AlpInvest’s anticipated profitability, the estimated costs of managing the
Fund, and the information provided by AlpInvest regarding its financial condition. The Trustees also considered that the Fund is not yet operational and is unlikely to be profitable to AlpInvest in the near term.
Economies of Scale. The Trustees considered whether AlpInvest would realize economies of scale with respect to its management of the Fund. The Trustees noted management’s statement that economies of scale were not likely to materialize during the initial term of the Advisory Agreement and Subadvisory Agreement and therefore were not a relevant consideration at this time.
Fall-out Benefits. The Trustees noted that AlpInvest did not anticipate any material fallout benefits at this stage.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
PRIVACY POLICY (UNAUDITED)
As a Carlyle AlpInvest Private Markets Secondaries Fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•The Subscription Agreement and other applications and forms.
•Your transactions with us, our affiliates or others.
Protection of Information
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We may use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out”
of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
Who We Are
This notice describes the privacy policy of the Carlyle AlpInvest Private Markets Secondaries Fund. This notice was last updated as of October 30, 2025. In the event it is updated or changed, we will post an updated notice on our website at www.carlyle.com/CAPS. If you have any questions about this privacy policy write to us at PO Box
219537 Kansas City, MO 64121-9537, or call us at 844-417-4186.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
In early 2026, if applicable, shareholders of record received information regarding a distribution paid to them by the
Fund during calendar year 2025.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the
Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
ADDITIONAL INFORMATION (UNAUDITED)
PROXY VOTING POLICY
Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling (844) 417-4186 or by referring to the SEC's website at
https://www.sec.gov.
PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at https://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-
PORT is available without charge, upon request, by calling (844) 417-4186.

CARLYLE ALPINVEST

Carlyle AlpInvest Private Markets Secondaries Fund (CAPS)

Item 2.	Code of Ethics.
(a)As of the end of the period covered by this report, Carlyle AlpInvest Private Markets Secondaries Fund (the
“Fund” or “Registrant”) has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)During the period covered by this report, there have not been any amendments to the provisions of the
Code of Ethics.
(d)During the period covered by this report, the Registrant had not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)Not applicable.
(f)The Registrant’s Code of Ethics is attached as Exhibit 19(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.
(a)(1)The Board of Trustees (the “Board”) of the Registrant has determined that the Registrant has at least one
Audit Committee Financial Expert serving on its audit committee (the “Audit Committee”).
(a)(2)The Board of the Registrant has designated Mr. Marc B. Moyers as the Registrant’s Audit Committee
Financial Expert. Marc B. Moyers is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.
(a)(3)Not applicable.

Item 4.	Principal Accountant Fees and Services.
(a)Audit Fees: For the period ended March 31, 2026, the Registrant’s aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements was $205,500.
(b)Audit-Related Fees: For the period ended March 31, 2026, no fees were billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4.
(c)Tax Fees: For the period ended March 31, 2026, the aggregate fees billed for professional services rendered by the Fund’s tax adviser, PricewaterhouseCoopers LLP, for tax compliance, tax advice and tax planning, which were comprised of the preparation of federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, was $101,000.
(d)All Other Fees: For the period ended March 31, 2026, no fees were billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4.
(e)(1)The Audit Committee has adopted, and the Board has approved, pre-approval policies and procedures, which are intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund.
The Audit Committee must pre-approve the audit and non-audit services of the auditors prior to the auditor’s engagement.
(2)No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)During the audit of Registrant's financial statements for the reporting period, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.
(g)For the period ended March 31, 2026, no fees were billed for services by the Registrant’s accountant for services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the
Registrant.
(h)The Audit Committee and Board have considered whether the provision of non-audit services to the
Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-
approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.
(i)Not applicable.
(j)Not applicable.

Item 5.	Audit Committee of Listed Registrants.
Not applicable to the Registrant.

Item 6.	Investments
(a) The Consolidated Schedule of Investments is included as part of the Report to Shareholders filed under Item 1(a)
of this report.
(b) Not applicable to the Registrant.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.
(a) Not applicable to closed-end investment companies.
(b) Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.
Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.
The information required by this Item 11 is included as part of the semi-annual report to shareholders filed under
Item 1 of this Form N-CSR.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund has delegated its proxy voting responsibility to the adviser. The proxy voting policies and procedures of the adviser are set forth below. These guidelines are reviewed periodically by the adviser and the independent trustees, and, accordingly, are subject to change.
An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the adviser recognizes that it must vote portfolio securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
The adviser will vote proxies relating to the Fund’s portfolio securities in what it perceives to be the best interest of the Fund’s shareholders. The adviser will review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by the Fund. Although the adviser will generally vote against proposals that may have a negative impact on the Fund’s portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.
The adviser’s proxy voting decisions are made by its investment committee. To ensure that the vote is not the product of a conflict of interest, the adviser will require that: (1) anyone involved in the decision making process disclose to the adviser’s investment committee, and independent trustees, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at Carlyle AlpInvest Private Markets Secondaries Fund, c/o SS&C Global Investor & Distribution
Solutions, Inc., 430 W 7th Street, Suite 219537, Kansas City, MO 64105-1407, or (ii) by visiting the SEC’s website at http://www.sec.gov.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) As of the date of filing this report, the personnel of the investment adviser who currently have primary responsibility for the management of the Registrant (the “Portfolio Managers”) are:
Christopher Perriello
Mr. Perriello has been a portfolio manager of the Fund since its inception. Mr. Perriello is a Managing Director -
Partner and Global Head of Secondaries. He is also a member of the Investment Committee. Mr. Perriello represents
Carlyle AlpInvest on the Advisory Boards of Ridgemont Equity Partners, One Equity Partners, Roark Capital and
Oaktree Principal Opportunities. Mr. Perriello joined Carlyle AlpInvest in 2007 from Paul Capital Investments, where he was a Principal focused on fund investing. Previously, he was a Principal at Invesco Private Capital
responsible for evaluating venture and LBO fund investments as well as direct investments. Mr. Perriello received a
BA in Economics, cum laude, from the University of Pittsburgh and an MBA from The Georgia Institute of
Technology.
Eric Anton
Mr. Anton became a portfolio manager of the Fund since its inception. He is a Managing Director - Partner in the
Secondary and Portfolio Finance team where he is responsible for transactions in North America. Mr. Anton joined
AlpInvest Partners in 2011 from Jefferies, where he was an investment banker focused on healthcare. Prior to
Jefferies, Mr. Anton was with Ziegler, where he focused on M&A. Mr. Anton received a B.A. from Colgate
University. He represents AlpInvest Partners on a number of advisory boards of fund partnerships.
Matthew Romanczuk
Mr. Romanczuk became a portfolio manager of the Fund since its inception. He is a Managing Director - Partner in the Secondary and Portfolio Finance team where he is responsible for transactions in North America. Mr.
Romanczuk joined AlpInvest Partners in 2011 from Peter J. Solomon Company, where he was an investment banking analyst focused on M&A. Mr. Romanczuk received an A.B. in Economics, magna cum laude, from Harvard
University. He represents AlpInvest Partners on a number of advisory boards of fund partnerships.
(a)(2)  In addition to the Fund, the Portfolio Managers manage, or are affiliated with, other accounts, including other pooled investment vehicles. The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts, as of March 31,
2026. The accounts included within the categories “other pooled investment vehicles” and “other accounts” consist of accounts that invest primarily in U.S. primary fund investments.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts (1)	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christopher Perriello	0	$—	100	$40,587,081,445	16	$21,059,748,951
Eric Anton	1	$4,523,980,059	100	$40,587,081,445	16	$21,059,748,951
Matthew Romanczuk	1	$4,523,980,059	100	$40,587,081,445	16	$21,059,748,951
(1)Does not include Fund.
The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts, as of March 31, 2026. The accounts included within the categories “other pooled investment vehicles” and “other accounts” consist of accounts that invest primarily in U.S. primary fund investments.

	Registered Investment Companies for which AlpInvest receives a performance-based fee		Other Pooled Investment Vehicles managed for which AlpInvest receives a performance-based fee		Other Accounts managed for which AlpInvest receives a performance- based fee
Portfolio Manager	Number of Accounts (1)	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christopher Perriello	0	$—	69	$37,591,927,434	5	$18,300,901,427
Eric Anton	1	$4,523,980,059	69	$37,591,927,434	5	$18,300,901,427
Matthew Romanczuk	1	$4,523,980,059	69	$37,591,927,434	5	$18,300,901,427
(1)Does not include Fund.
Conflicts of Interest
The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner.
To this end, the adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
(a)(3) Portfolio Manager Compensation
The discussion below describes the Portfolio Managers’ compensation as of March 31, 2026.
Compensation packages at the firm are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary and a discretionary, performance-
driven annual bonus. Certain key individuals may also receive a long-term incentive award and/or a performance fee award. As part of the firm’s continuing effort to monitor retention, the adviser participates in annual compensation surveys of investment management firms and subsidiaries to ensure that the adviser’s compensation is competitive with industry standards. The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints. Portfolio Managers may receive a yearly bonus.
Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a Portfolio Manager, ii) financial performance of the adviser, iii) client satisfaction, and iv) teamwork.
Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles restricted stock.
(a)(4) Disclosure of Securities Ownership
The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant as of March 31, 2026:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Christopher Perriello	None
Eric Anton	None
Matthew Romanczuk	None
(b) Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable to the Registrant.

Item 15.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the Registrant’s shareholders may recommend nominees to the Board that would require disclosure herein.

Item 16.	Controls and Procedures.
(a)The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this Form N-CSR that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b)There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule
30a-3(d) under 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed End Management Investment Companies.
(a) Not applicable to the Registrant.
(b) Not applicable to the Registrant.

Item 18.	Recovery of Erroneously Awarded Compensation.
Not applicable.

Item 19.	Exhibits.
(a)(1)  Code of Ethics is attached hereto in response to Item 2(f).
(a)(2)Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17
CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not applicable.
(a)(3)  The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.
(a)(4)Not applicable.
(a)(5)Not applicable.
(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes Oxley Act of
2002 are attached hereto.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Carlyle AlpInvest Private Markets Secondaries Fund
By:/s/ Christopher Perriello
Christopher Perriello
President (Principal Executive Officer)
Date:June 3, 2026
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:/s/ Christopher Perriello
Christopher Perriello
President (Principal Executive Officer)
Date: June 3, 2026
By:/s/ Parker Hooper
Parker Hooper
Treasurer (Principal Financial Officer)
Date:June 3, 2026